Exhibit 99.1

Virtu Announces Fourth Quarter 2022 Results

NEW YORK, NY, January 26, 2023 - Virtu Financial, Inc. (NASDAQ: VIRT), a leading provider of financial services and products that leverages cutting edge technology to deliver innovative, transparent trading solutions to its clients and liquidity to the global markets, today reported results for the fourth quarter ended December 31, 2022.

Fourth Quarter and Full Year Selected Highlights

Fourth Quarter 2022:

•	Net income of $39.6 million; Normalized Adjusted Net Income[1] of $64.1 million

•	Basic and diluted earnings per share of $0.27; Normalized Adjusted EPS[1] of $0.37

•	Total revenues of $497.8 million; Trading income, net, of $313.3 million; Adjusted Net Trading Income[1] of $274.1 million

•	Adjusted EBITDA[1] of $125.4 million; Adjusted EBITDA Margin[1] of 45.8%

•	Share buybacks of $45.3 million, or 2.1 million shares, under the Share Repurchase Program[2]

Full Year 2022:

•	Net income of $468.3 million; Normalized Adjusted Net Income[1] of $532.5 million

•	Basic and diluted earnings per share of $2.45 and $2.44, respectively; Normalized Adjusted EPS[1] of $3.00

•	Total revenues of $2,364.8 million; Trading income, net of $1,628.9 million; Adjusted Net Trading Income[1] of $1,467.6 million

•	Adjusted EBITDA[1] of $859.1 million; Adjusted EBITDA Margin[1] of 58.5%

•	Share buybacks of $460.6 million, or 16.2 million shares, under the Share Repurchase Program[2]

The Virtu Financial, Inc. Board of Directors declared a quarterly cash dividend of $0.24 per share. This dividend is payable on March 15, 2023 to shareholders of record as of March 1, 2023.

Note 1: Non-GAAP financial measures. Please see "Non-GAAP Financial Measures and Other Items" for more information.

Note 2: Shares repurchased calculated on a settlement date basis.

Financial Results

Fourth Quarter 2022:

Total revenues decreased 29.5% to $497.8 million for this quarter, compared to $705.6 million for the same period in 2021. Trading income, net, decreased to $313.3 million for the quarter compared to $513.4 million for the same period in 2021. Net income totaled $39.6 million for this quarter, compared to net income of $186.0 million in the prior year quarter.

Basic and diluted earnings per share for this quarter were $0.27,compared to a basic and diluted earnings per share of $0.90, and $0.89, respectively, for the same period in 2021.

Adjusted Net Trading Income decreased 43.6% to $274.1 million for this quarter, compared to $485.6 million for the same period in 2021. Adjusted EBITDA decreased 61.8% to $125.4 million for this quarter, compared to $328.4 million for the same period in 2021.

Normalized Adjusted Net Income, removing one-time and non-cash items, decreased 70.9% to $64.1 million for this quarter, compared to $220.6 million for the same period in 2021.

Assuming all non-controlling interests had been exchanged for common stock, and the Company’s Normalized Adjusted Net Income before income taxes was subject to corporation taxes, Normalized Adjusted EPS was $0.37 for this quarter, compared to $1.19 for the same period in 2021.

Full Year 2022:

Total revenues decreased 15.9% to $2,364.8 million for this year, compared to $2,811.5 million for 2021. Trading income, net, decreased 22.6% to $1,628.9 million for this year, compared to $2,105.2 million for 2021. Net income totaled $468.3 million for this year, compared to net income of $827.2 million for 2021.

Basic and diluted earnings per share were $2.45 and $2.44 for 2022, compared to basic and diluted earnings per share of $3.95 and $3.91, respectively, for the same period in 2021.

Adjusted Net Trading Income decreased 23.2% to $1,467.6 million for this year, compared to $1,909.9 million for 2021. Adjusted EBITDA decreased 34.0% to $859.1 million for this year, compared to $1,301.2 million for 2021. Normalized Adjusted Net Income decreased 39.3% to $532.5 million for this year, compared to $876.6 million for 2021.

Assuming all non-controlling interests had been exchanged for common stock, and the Company’s Normalized Adjusted Net Income before income taxes was subject to corporation taxes, Normalized Adjusted EPS was $3.00 for 2022, compared to $4.57 for 2021.

Operating Segment Information

The Company has two operating segments: Market Making and Execution Services; and one non-operating segment: Corporate.

Market Making principally consists of market making in the cash, futures and options markets across global equities, fixed income, currencies and commodities. As a market maker, the Company commits capital on a principal basis by offering to buy securities from, or sell securities to, broker dealers, banks and institutions.

Execution Services comprises agency-based trading and trading venues, offering execution services in global equities, options, futures and fixed income on behalf of institutions, banks and broker dealers. The Company also provides proprietary technology and infrastructure, workflow technology, and trading analytics services to select third parties. The segment also includes the results of the Company's capital markets business, in which the Company acts as an agent for issuers in connection with at-the-market offerings and buyback programs.

Corporate contains the Company's investments, principally in strategic trading-related opportunities, and maintains corporate overhead expenses.

The following tables show the trading income, net, total revenues and Adjusted Net Trading Income by segment for the three months and full years ended December 31, 2022 and 2021.

Total revenues by segment

(in thousands, unaudited)

	Three Months Ended December 31, 2022				Three Months Ended December 31, 2021
	Market Making	Execution Services	Corporate	Total	Market Making	Execution Services	Corporate	Total
Trading income, net	$308,702	$4,578	$—	$313,280	$508,306	$5,048	$—	$513,354
Commissions, net and technology services	11,299	106,565	—	117,864	8,844	134,958	—	143,802
Interest and dividends income	63,443	242	—	63,685	49,137	1	—	49,138
Other, net	2,352	516	71	2,939	1,204	290	(2,185)	(691)
Total Revenues	$385,796	$111,901	$71	$497,768	$567,491	$140,297	$(2,185)	$705,603

	Year Ended December 31, 2022				Year Ended December 31, 2021
	Market Making	Execution Services	Corporate	Total	Market Making	Execution Services	Corporate	Total
Trading income, net	$1,607,819	$21,079	$—	$1,628,898	$2,079,653	$25,541	$—	$2,105,194
Commissions, net and technology services	42,180	487,665	—	529,845	40,955	573,534	—	614,489
Interest and dividends income	158,664	456	—	159,120	75,311	73	—	75,384
Other, net	4,176	5,041	37,732	46,949	7,127	1,067	8,224	16,418
Total Revenues	$1,812,839	$514,241	$37,732	$2,364,812	$2,203,046	$600,215	$8,224	$2,811,485

Reconciliation of trading income, net to Adjusted Net Trading Income by operating segment

(in thousands, unaudited)

	Three Months Ended December 31, 2022				Three Months Ended December 31, 2021
	Market Making	Execution Services	Corporate	Total	Market Making	Execution Services	Corporate	Total
Trading income, net	$308,702	$4,578	$—	$313,280	$508,306	$5,048	$—	$513,354
Commissions, net and technology services	11,299	106,565	—	117,864	8,844	134,958	—	143,802
Interest and dividends income	63,443	242	—	63,685	49,137	1	—	49,138
Brokerage, exchange, clearance fees and payments for order flow, net	(122,780)	(20,153)	—	(142,933)	(131,955)	(24,594)	—	(156,549)
Interest and dividends expense	(76,026)	(1,791)	—	(77,817)	(62,679)	(1,440)	—	(64,119)
Adjusted Net Trading Income	$184,638	$89,441	$—	$274,079	$371,653	$113,973	$—	$485,626

	Year Ended December 31, 2022				Year Ended December 31, 2021
	Market Making	Execution Services	Corporate	Total	Market Making	Execution Services	Corporate	Total
Trading income, net	$1,607,819	$21,079	$—	$1,628,898	$2,079,653	$25,541	$—	$2,105,194
Commissions, net and technology services	42,180	487,665	—	529,845	40,955	573,534	—	614,489
Interest and dividends income	158,664	456	—	159,120	75,311	73	—	75,384
Brokerage, exchange, clearance fees and payments for order flow, net	(524,762)	(94,406)	—	(619,168)	(634,783)	(110,651)	—	(745,434)
Interest and dividends expense	(225,427)	(5,633)	—	(231,060)	(133,584)	(6,120)	—	(139,704)
Adjusted Net Trading Income	$1,058,474	$409,161	$—	$1,467,635	$1,427,552	$482,377	$—	$1,909,929

Financial Condition

As of December 31, 2022, Virtu had $1,038.2 million in cash, cash equivalents and restricted cash, and total long-term debt outstanding in an aggregate principal amount of $1,826.7 million.

Share Repurchase Program

Since inception of the program in November 2020 through settlement date January 17, 2023, the Company repurchased approximately 32.7 million shares of Class A Common Stock and Virtu Financial Units for approximately $908.1 million. The Company has approximately $311.9 million remaining capacity for future purchases of shares of Class A Common Stock and Virtu Financial Units under the program.

Earnings Conference Call Information

Virtu Financial will host a conference call to review its fourth quarter 2022 financial performance today, January 26th, at 7:30 a.m. ET. Members of the public may listen to the conference call through an audio webcast through the Investor Relations section of the firm’s website ir.virtu.com/investor-relations.

Website Information

We routinely post important information for investors on the Investor Relations section of our website, ir.virtu.com/investor-relations and also from time to time may use social media channels, including our Twitter account (twitter.com/virtufinancial) and our LinkedIn account (linkedin.com/company/virtu-financial), as an additional means of disclosing public information to investors, the media and others interested in us. It is possible that certain information we post on our website and on social media could be deemed to be material information, and we encourage investors, the media and others interested in us to review the business and financial information we post on our website and on the social media channels identified above, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website and our social media channels is not incorporated by reference into, and is not a part of, this document.

Non-GAAP Financial Measures and Other Items

To supplement our unaudited condensed consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), we use the following non-GAAP measures of financial performance:

•	"Adjusted Net Trading Income", which is the amount of revenue we generate from our market making activities, or trading income, net, plus commissions, net and technology services, plus interest and dividends income and expense, net, less direct costs associated with those revenues, including brokerage, exchange, clearance fees and payments for order flow, net. Management believes that this measurement is useful for comparing general operating performance from period to period. Although we use Adjusted Net Trading Income as a financial measure to assess the performance of our business, the use of Adjusted Net Trading Income is limited because it does not include certain material costs that are necessary to operate our business. Our presentation of Adjusted Net Trading Income should not be construed as an indication that our future results will be unaffected by revenues or expenses that are not directly associated with our core business activities.

•	"EBITDA", which measures our operating performance by adjusting Net Income to exclude financing interest expense on our long-term borrowings, debt issue cost related to debt refinancing, prepayment, and commitment fees, depreciation and amortization, amortization of purchased intangibles and acquired capitalized software, and income tax expense, and "Adjusted EBITDA", which measures our operating performance by further adjusting EBITDA to exclude severance, transaction advisory fees and expenses, termination of office leases, charges related to share based compensation and other expenses, which includes reserves for legal matters, COVID-19 one-time costs and donations and Other net, and “Adjusted EBITDA Margin”, which compares Adjusted EBITDA to Adjusted Net Trading Income.

•	“Normalized Adjusted Net Income”, “Normalized Adjusted Net Income before income taxes”, “Normalized provision for income taxes”, and “Normalized Adjusted EPS”, which we calculate by adjusting Net Income to exclude certain items including gains and losses from strategic investments and the sales of businesses, and other non-cash items, assuming that all vested and unvested non-voting common interest units in Virtu Financial LLC have been exchanged for shares of our Class A common stock, and applying an effective tax rate, which was approximately 24%.

•	“Adjusted Operating Expenses”, which we calculate by adjusting total operating expenses to exclude severance, share based compensation, reserves for legal matters, termination of office leases, connectivity early termination and write-down of assets.

Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, and Normalized Adjusted EPS and Adjusted Operating Expenses are non-GAAP financial measures used by management in evaluating operating performance and in making strategic decisions. Additional information provided regarding the breakdown of Total Adjusted Net Trading Income by category is also a non-GAAP financial measure but is not used by the Company in evaluating operating performance and in making strategic decisions. In addition, these non-GAAP financial measures or similar non-GAAP measures are used by research analysts, investment bankers and lenders to assess our operating performance. Management believes that the presentation of Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS provide useful information to investors regarding our results of operations because they assist both investors and management in analyzing and benchmarking the performance and value of our business. Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS provide indicators of general economic performance that are not affected by fluctuations in certain costs or other items. Accordingly, management believes that these measurements are useful for comparing general operating performance from period to period. Furthermore, our credit agreement contains tests based on metrics similar to Adjusted EBITDA. Other companies may define Adjusted Net Trading Income, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS differently, and as a result our measures of Adjusted Net Trading Income, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS may not be directly comparable to those of other companies. Although we use these non-GAAP financial measures as financial measures to assess the performance of our business, such use is limited because they do not include certain material costs necessary to operate our business.

Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS should be considered in addition to, and not as a substitute for, Net Income in accordance with U.S. GAAP as a measure of performance. Our presentation of Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes and Normalized Adjusted EPS should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items. Adjusted Net Trading Income, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and our EBITDA-based measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under U.S. GAAP. Some of these limitations are:

•	they do not reflect every cash expenditure, future requirements for capital expenditures or contractual commitments;

•	our EBITDA-based measures do not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt;

•	although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced or require improvements in the future, and our EBITDA-based measures do not reflect any cash requirement for such replacements or improvements;

•	they are not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;

•	they do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; and

•	they do not reflect limitations on our costs related to transferring earnings from our subsidiaries to us.

Because of these limitations, Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS are not intended as alternatives to Net Income as indicators of our operating performance and should not be considered as measures of discretionary cash available to us to invest in the growth of our business or as measures of cash that will be available to us to meet our obligations. We compensate for these limitations by using Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS along with other comparative tools, together with U.S. GAAP measurements, to assist in the evaluation of operating performance. These U.S. GAAP measurements include Net Income, cash flows from operations and cash flow data. See below a reconciliation of each non-GAAP measure to the most directly comparable GAAP measure.

Virtu Financial, Inc. and Subsidiaries

Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
(in thousands, except share and per share data)	2022	2021	2022	2021
Revenues:
Trading income, net	$313,280	$513,354	$1,628,898	$2,105,194
Interest and dividends income	63,685	49,138	159,120	75,384
Commissions, net and technology services	117,864	143,802	529,845	614,489
Other, net	2,939	(691)	46,949	16,418
Total revenues	497,768	705,603	2,364,812	2,811,485

Operating Expenses:
Brokerage, exchange, clearance fees and payments for order flow, net	142,933	156,549	619,168	745,434
Communication and data processing	55,064	52,164	219,505	211,988
Employee compensation and payroll taxes	85,608	103,110	390,947	376,282
Interest and dividends expense	77,817	64,119	231,060	139,704
Operations and administrative	32,958	22,513	86,069	88,149
Depreciation and amortization	15,907	18,052	66,377	67,816
Amortization of purchased intangibles and acquired capitalized software	16,020	16,580	64,837	69,668
Termination of office leases	5,237	23,011	6,982	28,138
Debt issue cost related to debt refinancing, prepayment and commitment fees	1,385	1,609	29,910	6,590
Transaction advisory fees and expenses	11	694	1,124	843
Financing interest expense on long-term borrowings	25,130	20,185	92,035	79,969
Total operating expenses	458,070	478,586	1,808,014	1,814,581

Income before income taxes and noncontrolling interest	39,698	227,017	556,798	996,904
Provision for income taxes	61	41,059	88,466	169,670
Net income	$39,637	$185,958	$468,332	$827,234

Noncontrolling interest	(12,042)	(81,902)	(203,306)	(350,356)

Net income available for common stockholders	$27,595	$104,056	$265,026	$476,878

Earnings per share:
Basic	$0.27	$0.90	$2.45	$3.95
Diluted	$0.27	$0.89	$2.44	$3.91

Weighted average common shares outstanding
Basic	99,537,975	111,971,432	103,997,767	117,339,539
Diluted	99,728,178	112,639,792	104,422,443	118,423,928

Comprehensive income:
Net income	$39,637	$185,958	$468,332	$827,234
Other comprehensive income
Foreign exchange translation adjustment, net of taxes	19,251	(1,018)	(24,254)	(12,470)
Net change in unrealized cash flow hedges gains, net of taxes	(1,801)	19,596	90,865	37,794
Comprehensive income	$57,087	$204,536	$534,943	$852,558
Less: Comprehensive income attributable to noncontrolling interest	(19,067)	(88,836)	(228,117)	(360,389)
Comprehensive income available for common stockholders	$38,020	$115,700	$306,826	$492,169

Virtu Financial, Inc. and Subsidiaries

Reconciliation to Non-GAAP Operating Data (Unaudited)

The following tables reconcile Condensed Consolidated Statements of Comprehensive Income to arrive at Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, and selected Operating Margins.

	Three Months Ended December 31,		Year Ended December 31,
(in thousands, except percentages)	2022	2021	2022	2021
Reconciliation of Trading income, net to Adjusted Net Trading Income
Trading income, net	$313,280	$513,354	$1,628,898	$2,105,194
Commissions, net and technology services	117,864	143,802	529,845	614,489
Interest and dividends income	63,685	49,138	159,120	75,384
Brokerage, exchange, clearance fees and payments for order flow, net	(142,933)	(156,549)	(619,168)	(745,434)
Interest and dividends expense	(77,817)	(64,119)	(231,060)	(139,704)
Adjusted Net Trading Income	$274,079	$485,626	$1,467,635	$1,909,929

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Net income	39,637	185,958	468,332	827,234
Financing interest expense on long-term borrowings	25,130	20,185	92,035	79,969
Debt issue cost related to debt refinancing, prepayment and commitment fees	1,385	1,609	29,910	6,590
Depreciation and amortization	15,907	18,052	66,377	67,816
Amortization of purchased intangibles and acquired capitalized software	16,020	16,580	64,837	69,668
Provision for income taxes	61	41,059	88,466	169,670
EBITDA	$98,140	$283,443	$809,957	$1,220,947
Severance	4,061	1,535	8,070	6,112
Transaction advisory fees and expenses	11	694	1,124	843
Termination of office leases	5,237	23,011	6,982	28,138
Other	1,584	2,270	(34,229)	(10,558)
Share based compensation	16,378	17,491	67,219	55,751
Adjusted EBITDA	$125,411	$328,444	$859,123	$1,301,233

Selected Operating Margins
Net Income Margin (1)	14.5%	38.3%	31.9%	43.3%
EBITDA Margin (2)	35.8%	58.4%	55.2%	63.9%
Adjusted EBITDA Margin (3)	45.8%	67.6%	58.5%	68.1%

1 Calculated by dividing net income by Adjusted Net Trading Income.

2 Calculated by dividing EBITDA by Adjusted Net Trading Income.

3 Calculated by dividing Adjusted EBITDA by Adjusted Net Trading Income.

Virtu Financial, Inc. and Subsidiaries

Reconciliation to Non-GAAP Operating Data (Unaudited)

(Continued)

The following tables reconcile Condensed Consolidated Statements of Comprehensive Income to arrive at Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS.

	Three Months Ended December 31,		Year Ended December 31,
(in thousands, except share and per share data)	2022	2021	2022	2021
Reconciliation of Net Income to Normalized Adjusted Net Income
Net income	$39,637	$185,958	$468,332	$827,234
Provision for income taxes	61	41,059	88,466	169,670
Income before income taxes and noncontrolling interest	$39,698	$227,017	$556,798	$996,904
Amortization of purchased intangibles and acquired capitalized software	16,020	16,580	64,837	69,668
Debt issue cost related to debt refinancing, prepayment and commitment fees	1,385	1,609	29,910	6,590
Severance	4,061	1,535	8,070	6,112
Transaction advisory fees and expenses	11	694	1,124	843
Termination of office leases	5,237	23,011	6,982	28,138
Other	1,584	2,270	(34,229)	(10,558)
Share based compensation	16,378	17,491	67,219	55,751
Normalized Adjusted Net Income before income taxes	$84,374	$290,207	$700,711	$1,153,448
Normalized provision for income taxes (1)	20,249	69,649	168,171	276,827
Normalized Adjusted Net Income	$64,125	$220,558	$532,540	$876,621

Weighted Average Adjusted shares outstanding (2)	172,932,785	186,110,956	177,688,188	191,958,870

Normalized Adjusted EPS	$0.37	$1.19	$3.00	$4.57

(1) Reflects U.S. federal, state, and local income tax rate applicable to corporations of approximately 24% for all periods presented.

(2) Assumes that (1) holders of all vested and unvested non-vesting Virtu Financial Units (together with corresponding shares of the Company's Class C common stock, par value $0.00001 per share (the “Class C Common Stock”)) have exercised their right to exchange such Virtu Financial Units for shares of Class A Common Stock on a one-for-one basis, (2) holders of all Virtu Financial Units (together with corresponding shares of the Company's Class D common stock, par value $0.00001 per share (the “Class D Common Stock”)) have exercised their right to exchange such Virtu Financial Units for shares of the Company's Class B common stock, par value $0.00001 per share (the “Class B Common Stock”) on a one-for-one basis, and subsequently exercised their right to convert the shares of Class B Common Stock into shares of Class A Common Stock on a one-for-one basis. Includes additional shares from dilutive impact of options, restricted stock units and restricted stock awards outstanding under the Amended and Restated 2015 Management Incentive Plan and the Amended and Restated ITG 2007 Equity Plan during the three months and full years ended December 31, 2022 and 2021 as well as warrants issued in connection with the Founder Member Loan during the three monthls and full year ended December 31, 2021.

Virtu Financial, Inc. and Subsidiaries

Condensed Consolidated Statements of Financial Condition (Unaudited)

(in thousands, except share data)	December 31, 2022	December 31, 2021
Assets
Cash and cash equivalents	$981,580	$1,071,463
Cash and securities segregated under regulations and other	56,662	49,490
Securities borrowed	1,187,674	1,349,322
Securities purchased under agreements to resell	336,999	119,453
Receivables from broker-dealers and clearing organizations	1,115,185	1,026,807
Receivables from customers	80,830	146,476
Trading assets, at fair value	4,630,552	4,256,955
Property, equipment and capitalized software, net	85,194	89,595
Operating lease right-of-use assets	187,442	225,328
Goodwill	1,148,926	1,148,926
Intangibles (net of accumulated amortization)	321,480	386,332
Deferred taxes	146,801	158,518
Other assets	303,916	291,307
Total assets	10,583,241	10,319,971

Liabilities and equity
Liabilities
Short-term borrowings, net	3,944	61,510
Securities loaned	1,060,432	1,142,048
Securities sold under agreements to repurchase	627,549	514,325
Payables to broker-dealers and clearing organizations	273,843	571,526
Payables to customers	46,525	54,999
Trading liabilities, at fair value	4,196,974	3,510,779
Tax receivable agreement obligations	238,758	259,282
Accounts payable and accrued expenses and other liabilities	465,135	457,942
Deferred tax liabilities	343	65
Operating lease liabilities	239,202	278,745
Long-term borrowings, net	1,795,952	1,605,132
Total liabilities	8,948,657	8,456,352

Total equity	1,634,584	1,863,619

Total liabilities and equity	$10,583,241	$10,319,971

	As of December 31, 2022
Ownership of Virtu Financial LLC Interests:	Interests	%
Virtu Financial, Inc. - Class A Common Stock and Restricted Stock Units	102,579,297	59.7%
Non-controlling Interests (Virtu Financial LLC)	69,121,806	40.3%
Total Virtu Financial LLC Interests	171,701,103	100.0%

About Virtu Financial, Inc.

Virtu is a leading financial services firm that leverages cutting-edge technology to provide execution services and data, analytics and connectivity products to its clients and deliver liquidity to the global markets. Leveraging its global market making expertise and infrastructure, Virtu provides a robust product suite including offerings in execution, liquidity sourcing, analytics and broker-neutral, multi-dealer platforms in workflow technology. Virtu’s product offerings allow clients to trade on hundreds of venues across 50+ countries and in multiple asset classes, including global equities, ETFs, foreign exchange, futures, fixed income and myriad other commodities. In addition, Virtu’s integrated, multi-asset analytics platform provides a range of pre and post-trade services, data products and compliance tools that clients rely upon to invest, trade and manage risk across global markets.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements regarding Virtu Financial, Inc.’s (“Virtu’s”, the “Company’s” or “our”) business that are not historical facts are forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, and if the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. Forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties, some or all of which are not predictable or within Virtu’s control, that could cause actual performance or results to differ materially from those expressed in the statements. Those risks and uncertainties include, without limitation: risks relating to the COVID-19 pandemic, including the possible effects of the economic conditions worldwide resulting from the COVID-19 pandemic and governmental and other responses thereto; fluctuations in trading volume and volatilities in the markets in which we operate; the ability of our trading counterparties and various clearing houses to perform their obligations to us; the performance and reliability of our customized trading platform; the risk of material trading losses from our market making activities; swings in valuations in securities or other instruments in which we hold positions; increasing competition and consolidation in our industry; the risk that cash flow from our operations and other available sources of liquidity will not be sufficient to fund our various ongoing obligations, including operating expenses, short-term funding requirements, margin requirements, capital expenditures, debt service and dividend payments; regulatory and legal uncertainties and potential changes associated with our industry, particularly in light of increased attention from media, regulators and lawmakers to market structure and related issues including but not limited to the retail trading environment, wholesale market making and off exchange trading more generally and payment for order flow arrangements; potential adverse results from legal or regulatory proceedings; our ability to remain technologically competitive and to ensure that the technology we utilize is not vulnerable to security risks, hacking and cyber-attacks; risks associated with third party software and technology infrastructure. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in forward-looking statements, see Virtu’s Securities and Exchange Commission filings, including but not limited to Virtu’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC.

CONTACT

Investor & Media Relations

Andrew Smith

media@virtu.com